                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported) December 15, 1995
                                                 -------------------------------


                            IRT Property Company
--------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



          Georgia                       1-7859                    58-1366611
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)



200 Galleria Parkway, Suite 1400, Atlanta, GA                        30339
--------------------------------------------------------------------------------
(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code  (770) 955-4406
                                                    ----------------------------


                                     N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On December 15, 1995, IRT Property Company (the "Company") obtained a $100,000,000 unsecured revolving term loan maturing January 4, 1999. Not later than June 30th of each year commencing June 30, 1996, the Company may request to extend the maturity date for an additional twelve month period beyond the existing maturity date.

         The following five banks have committed to fund portions of the term loan:

         Bank                                      Dollar Commitment
         ----                                      -----------------
         NationsBank of Georgia, N.A.              $ 35,000,000
         CoreStates Bank, N.A.                       20,000,000
         AmSouth Bank of Alabama                     20,000,000
         Signet Bank/Virginia                        15,000,000
         SouthTrust Bank of Alabama, N.A.            10,000,000

         The interest rate is, at the option of the Company, either a) prime, fluctuating daily, or b) the adjusted London Interbank Offered Rates ("LIBOR") plus the "Applicable Margin" based upon the Standard & Poor rating of the senior unsecured long-term debt obligations of the Company set forth below for periods of one, two, three, six or twelve months at the option of the Company. The Applicable Margin is as follows:

         Rating                                         Applicable Margin
         ------                                         -----------------
           A                                                1.30%
           A-                                               1.35%
          BBB+                                              1.45%
        BBB-/BBB
        or lower                                            1.50%

         Prepayments may be made on prime rate and LIBOR advances with 3 business days prior written notice provided that the Company will reimburse the lenders for any loss or out-of-pocket expense incurred in connection with any LIBOR prepayment. The Company pays a fee of 0.25% per annum of the aggregate unused portion of the commitment.

         The loan agreement contains restrictive covenants pertaining to net worth, the ratio of debt to equity, interest coverage, debt service coverage, net operating losses, and the ratio of total liabilities to total assets. The Company has agreed not to encumber certain properties ("Negative Pledge Properties"). The commitment may fluctuate up to a maximum of $100,000,000 based on 65% of the value of the Negative Pledge Properties.

         On December 15, 1995, the Company terminated the existing $50,000,000 secured revolving term loan dated July 31, 1992.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (a)     Financial Statements of Business Acquired.
                 None.

         (b)     Pro Forma Financial Information.
                 None.

         (c)     Exhibits

                 (10) The Company's revolving term loan agreement dated December 15, 1995 (exclusive of exhibits thereto).



                                 SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         January 2, 1996                IRT PROPERTY COMPANY

                                        BY:  /s/Mary M. Thomas
                                        ----------------------------------
                                        Mary M. Thomas
                                        Executive Vice President and Chief
                                        Financial Officer